                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant / /

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     / / Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                CODE-ALARM, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                CODE-ALARM, INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

[CODE ALARM LETTERHEAD]

                                                  April 20, 1995

To our Shareholders:

     You are cordially invited to attend the 1995 Annual Shareholders Meeting, held at the Northfield Hilton, Troy, Michigan on Tuesday, May 16, 1995 at 10:00 a.m. All holders of record at the close of business on April 7, 1995 are entitled to vote at the Annual Meeting. We hope that you will attend the Annual Meeting; however, if you cannot attend, you are urged to complete, sign, date and return the proxy card in the enclosed envelope to make certain that your shares are represented at the meeting.

                                                  Sincerely,

                                                  [signature]

                                                  Rand W. Mueller
                                                  President

                                CODE-ALARM, INC.
                               950 EAST WHITCOMB
                        MADISON HEIGHTS, MICHIGAN 48071

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     Notice is hereby given that Code-Alarm, Inc. will hold its Annual Shareholders Meeting at the Northfield Hilton, Troy, Michigan on Tuesday, May 16, 1995, at 10:00 a.m. for the following purposes:

     (1) To elect two directors;

     (2) To approve the reappointment of Coopers & Lybrand L.L.P. as the Company's Independent Certified Public Accountants for the year ending December 31, 1995; and

     (3) To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on April 7, 1995 are entitled to vote at the meeting and at any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            [signature]

                                            Robert V. Wagner
                                            Secretary

April 20, 1995
Madison Heights, Michigan

                EACH SHAREHOLDER IS URGED TO EXECUTE AND RETURN
                               THE ENCLOSED PROXY

                                CODE-ALARM, INC.
                               950 EAST WHITCOMB
                        MADISON HEIGHTS, MICHIGAN 48071

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 16, 1995
                                PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of Code-Alarm, Inc. (the "Company") in connection with the solicitation of proxies, by or on behalf of the Board of Directors, to be voted at the 1995 Annual Shareholders Meeting ("Annual Meeting"), held at the Northfield Hilton, Troy, Michigan, on Tuesday, May 16, 1995, at 10:00 a.m. and at any adjournment thereof. This Proxy Statement and form of proxy were first sent or given to shareholders on or about April 20, 1995.

     Unless previously revoked and if delivered in time, shares represented by properly executed proxies delivered pursuant to this solicitation will be voted in accordance with the directions given. Shareholders who execute a proxy in the accompanying form may revoke the proxy at any time before it is exercised by giving written notice to the Secretary bearing a later date than the proxy, by submitting a later-dated proxy, or by voting the shares represented by proxy in person at the Annual Meeting.

     The Company bears the expense of preparing, printing and mailing this Proxy Statement. In addition to using the mail, officers, directors and regular employees of the Company may, without additional compensation, solicit proxies personally or by telephone. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries the cost of sending proxy materials to beneficial owners of the Company's Common Stock.

     Shareholders of record at the close of business on April 7, 1995 are entitled to vote at the Annual Meeting. On that date, 2,320,361 shares of Common Stock were issued and outstanding. Each share of Common Stock entitles the holder to one vote. The Company's Bylaws do not permit cumulative voting for the election of directors. For purposes of determining the number of votes cast with respect to a particular matter, only those votes cast "for" or "against" are included. Abstentions are counted only for purposes of determining whether a quorum is present, and broker non-votes are not counted for any purpose.

     The Company's Annual Report to Shareholders for the year ended December 31, 1994 is enclosed herewith.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors is composed of six directors. The Company's Bylaws provide that the directors shall be divided into three classes as equal in size as possible. At each Annual Meeting, one class of directors is elected to serve a three-year term.

     Stockholders will elect two directors at the 1995 Annual Meeting. Each director will hold office until the 1998 Annual Meeting or until his successor is elected. The Board of Directors has nominated the following directors for reelection:
                                Kenneth Mueller
                              Marshall J. Mueller

     Messrs. Kenneth Mueller and Marshall Mueller are presently directors of the Company. Marshall Mueller is the brother of Rand W. Mueller, a director of the Company. Kenneth M. Mueller, a director and Principal Shareholder, is their father.

     A brief biography of each nominee, and the other directors whose terms continue after the Annual Meeting, is presented under the caption "Directors, Nominees and Executive Officers." In the event any of the nominees are unable to serve as director, the Board of Directors may designate a substitute nominee, in which event the shares represented by proxy will be voted for the substitute nominee.

    YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding beneficial ownership of the Company's Common Stock by directors, nominees for director, persons known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock and directors and officers as a group as of April 14, 1995:

                                                                           SHARES BENEFICIALLY
                                                                                  OWNED
                                                                         -----------------------
                           BENEFICIAL OWNERS                                NUMBER       PERCENT
- ------------------------------------------------------------------------------------------------
Principal Shareholders(1)..............................................  706,672(2,3)     30.2%
c/o Rand W. Mueller
950 East Whitcomb
Madison Heights, MI 48071
Rand W. Mueller(1)(3)..................................................    582,060(2)     24.9%
950 East Whitcomb
Madison Heights, MI 48071
Dimensional Fund Advisors, Inc.........................................    151,600(5)      6.5%
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401
                           DIRECTORS AND OFFICERS
- ------------------------------------------------------------------------------------------------
Rand W. Mueller(1)(3)..................................................    582,060(2)     24.9%
950 East Whitcomb
Madison Heights, MI 48071
Kenneth M. Mueller(1)(3)...............................................       113,704      4.9%
William S. Pickett.....................................................           100       (4)
Alan H. Foster.........................................................           100       (4)
Marshall J. Mueller(3).................................................         6,000       (4)
Jack D. Rutherford.....................................................         2,000       (4)
Alain Lombard, V.P. EAE................................................        40,000      1.7%
All directors and officers as a group (15 in number)...................    782,442(6)     33.0%
- ------------------------------------------------------------------------------------------------

(1) The "Principal Shareholders" are Rand W. Mueller, Kenneth M. Mueller, and Larry J. Vingelman. The Principal Shareholders have entered into an agreement (the "Shareholders Agreement") under which the shares owned by them are voted as a unit and are subject to specified rights and transfer restrictions. See "Shareholder Agreement." Except for Rand W. Mueller, none of the Principal Shareholders individually owns beneficially more than five percent of the outstanding Common Stock of the Company.

(2) Includes 19,250 shares which Mr. Rand Mueller has the right to acquire within 60 days, by exercising options granted under the Company's 1987 Stock Option Plan.

(3) Rand W. Mueller and Marshall J. Mueller are brothers, Kenneth M. Mueller is their father. Each of them disclaims beneficial ownership of each other's shares of Common Stock as a result of this family relationship.

(4) Less than one percent.

(5) Based on Schedule 13G filed by Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, on January 30, 1995. Dimensional's Schedule 13G represents that shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, the DFA Investment Trust Company, a registered open-end investment company, or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of such shares.

(6) Excludes 52,725 shares of Common Stock which officers have the right to acquire within 60 days by exercising options granted under the Company's 1987 Stock Option Plan.

SHAREHOLDER AGREEMENT

     The Principal Shareholders entered into a Shareholder Agreement pursuant to which they vote their shares as a unit in accordance with the desires of the holders of a plurality of the shares held by the Principal Shareholders. The Principal Shareholders have voting control of 30.2 percent of the outstanding shares of Common Stock. Any additional Common Stock acquired by the Principal Shareholders is subject to the voting provisions of the Shareholder Agreement. The shares held by the Principal Shareholders are subject to certain rights of first refusal among the Principal Shareholders prior to a third party sale and certain options to purchase shares upon the death of any Principal Shareholder. These rights and options may be waived by shareholders holding more than two-thirds of the shares subject to the Shareholder Agreement. The Shareholder Agreement terminates on the earlier of May 28, 1997 or a date selected by shareholders owning greater than two-thirds of the shares subject to the Shareholder Agreement.

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The Company's Bylaws provide that the Board of Directors shall consist of six directors, and that the directors shall be divided into three classes as equal in size as possible. At each Annual Meeting, one class of directors is elected to serve a three-year term. Except for executive officers who have entered into employment agreements with the Company, officers serve at the discretion of the Board of Directors. See "Executive Compensation."

     The Directors and Executive Officers of the Company and its wholly-owned subsidiaries are listed below:

                                        DIRECTOR     TERM
             NAME                AGE     SINCE      EXPIRES                 POSITION(1)
- ----------------------------------------------------------------------------------------------------
Rand W. Mueller(2)............   45       1985        1996     President, Director and Chairman of
                                                               the Board
Alan H. Foster................   69       1988        1996     Director
Kenneth M. Mueller(2).........   72       1979        1995     Consultant and Director
William S. Pickett............   75       1987        1997     Director
Marshall J. Mueller(2)........   46       1991        1997     Director
Jack D. Rutherford............   61       1991        1997     Director
Robert V. Wagner..............   60                            Secretary, Treasurer, Vice President
                                                               of Finance
David L. Etienne..............   35         --          --     Principal Accounting Officer
John G. Chupa.................   38         --          --     Vice President, Legal Counsel
Peter J. Stouffer.............   32         --          --     Vice President of Engineering
Alain Lombard.................   40         --          --     V.P. European Operations
Richard Wierzbicki............   39         --          --     Executive Vice President and General
                                                               Manager -- Tessco
- ----------------------------------------------------------------------------------------------------

(1) Positions within the Company, except as otherwise indicated.

(2) Rand W. Mueller and Marshall J. Mueller are brothers, and Kenneth M. Mueller is their father.

     Rand W. Mueller has been a full-time employee of the Company since January 1985 and has been the President since May 1986.

     Alan H. Foster has been a consultant to various government agencies, corporations and financial institutions for the last five years. He is also an adjunct professor at the School of Business Administration of the University of Michigan. From 1967 to 1978, Mr. Foster served as Vice President and Treasurer of American Motors Corporation.

     Kenneth M. Mueller is retired. He has served as a consultant to the Company since August 1987. Mr. Mueller was a consultant to the Ministry of Agriculture and Food, Government of Ontario, Canada from

August 1985 to June 1987. Prior to 1985, he was President of Agribusiness Council, Inc., a not-for-profit corporation assisting lesser-developed countries in developing profitable agricultural ventures.

     William S. Pickett is retired. He was the President and General Manager of American Motors (Canada) Inc. prior to his retirement in 1982.

     Marshall J. Mueller is a former executive officer of the Company. From May 1980 to January 1990, Mr. Mueller held senior management positions, including President and Executive Vice President. Mr. Mueller resigned the Company in 1990, was reelected to the company's Board of Directors in May 1991, and has served continuously since then.

     Jack D. Rutherford is Chairman and Chief Executive Officer of ICM Industries, Inc., a private company that owns companies in basic manufacturing industries serving the automotive, construction equipment and capital goods industries. Prior to co-founding ICM Industries, Inc. in 1985, Mr. Rutherford was employed by International Harvester Corporation in senior management capacities, including Vice Chairman and President and Chief Operating Officer. Prior to that time, Mr. Rutherford held operations management and manufacturing positions with Ford Motor Company.

     Robert V. Wagner joined the company as a Division Controller in January of 1993, and was elected Vice President of Finance and Chief Financial Officer, Secretary and Treasurer in August of 1993. Prior to joining the Company, he held a senior finance position with MLX Corp., was CFO of General Automotive Corporation, Operations Controller for Volkswagen of America, CFO of American Sunroof Corp. (ASC), held several senior finance and treasury positions with American Motors Corporation, and was on the Finance Staff at several Ford Motor Co. divisions. From 1956 to 1961, Mr. Wagner was employed by Touche, Niven, Bailey & Smart (nee. Deloitte & Touche) where he earned the designation Certified Public Accountant.

     Richard Wierzbicki joined the Company as Vice President of Finance in July 1990, and was later appointed Secretary and Treasurer. In August of 1993, he became Executive Vice President and General Manager of the Company's Tessco Group, Inc., subsidiary. Prior to July 1990, he was a Senior Manager in the National Office Corporate Finance Group of Deloitte & Touche. Mr. Wierzbicki earned the designation Certified Public Accountant in 1982 while employed by Touche Ross & Co.

     David L. Etienne has been the Company's Principal Accounting Officer since March 1990. He was Assistant Controller of the Company from June 1989 to March 1990. From August 1986 to June 1989, Mr. Etienne was employed as a Certified Public Accountant with Laventhol & Horwath. Prior to 1986, he was a Staff Accountant with Roslund, Prestage & Company.

     Peter J. Stouffer was appointed Vice President of Engineering in January 1993. From August 1990 through December 1992, Mr. Stouffer served as Executive Vice President and General Manager of the Company's Intercept Systems, Inc. subsidiary, from May 1989 through September 1990, served as the Company's Vice President of Engineering. From December 1986 to May 1989, Mr. Stouffer was the Company's manager of engineering. Prior to December 1986, he was an engineer at the Pontiac Motors Division of General Motors Corporation.

     John G. Chupa joined the Company as General Counsel in November of 1993, and was appointed Vice President in December of 1994. Prior to joining the Company, he was associated with the law firms Dykema Gossett and Harness Dickey and Pierce, specializing in the practice of Intellectual Property Law. From 1985 through 1988, he was a Senior Engineer with the Allen Bradley division of Rockwell International Corporation. Mr. Chupa is currently completing his doctorate in electrical engineering.

     Alain Lombard joined the Company in January 1994 as Vice President European Operations and Director General of the EAE subsidiary. Prior to joining the Company, he was president of Code Alarm Europe Ltd., and Lombard Imports Corporation. From 1985 through 1989, Mr. Lombard was a Senior Financial Analyst with IBM's European Headquarters.

     The Company's Board of Directors has three standing committees described below:

     COMPENSATION COMMITTEE -- The Compensation Committee met three times in 1994, and is responsible for reviewing directors and officers compensation and administering the Company's stock option and incentive compensation plans. Messrs. Kenneth Mueller, Rutherford and Marshall Mueller are members of the Compensation Committee.

     AUDIT COMMITTEE -- The Audit Committee met twice in 1994, and is responsible for recommending to the full Board the selection of independent accountants; reviewing the auditors engagement (including audit fee, scope and timing); reviewing with the auditors and management the Company's policies and procedures with respect to accounting and financial controls; reviewing with the independent auditors, their report or opinion, their perception of the Company's financial and accounting personnel, significant transactions which are not a normal part of the Company's business, changes in accounting principles and practices, all significant proposed adjustments and any recommendations they may have for improving internal accounting controls, choice of accounting principles or management systems; and meeting with the Company's accounting staff to discuss internal accounting and financial controls and the extent to which recommendations made by the independent auditors have been implemented. Messrs. Pickett, Foster and Marshall Mueller are members of the Audit Committee. Mr. Rand Mueller is a nonvoting member of the Audit Committee.

     NOMINATING COMMITTEE -- The Nominating Committee met twice in 1994, and is responsible for researching and reviewing the qualifications of prospective nominees for seats on the Company's Board of Directors. In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by other directors, employees and shareholders. Suggestions for candidates, accompanied by biographical material, may be sent to the Secretary of the Company at the Company's principal executive offices. Messrs. Pickett, Foster, Kenneth Mueller and Rand Mueller are members of the Nominating Committee.

     The Company's Board of Directors held seven meetings in 1994. Additional actions were taken by unanimous written consent of the directors. No incumbent director attended less than 75 percent of the aggregate number of Board meetings and meetings of Board committees on which he served.

DIRECTORS' COMPENSATION

     Directors who are not employees or consultants of the Company are paid an annual fee of $2,000, plus $1,000 for each Board of Directors and committee meeting attended.

EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning compensation paid to Rand W. Mueller, the Company's President and Chief Executive Officer and other executive officers during 1994. The Company did not make any payments to Mr. Mueller or any other executive officers under long-term compensation plans during the years presented.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM COMPENSATION
                                                                                   ----------------------------
                                               ANNUAL COMPENSATION                      AWARDS
            NAME AND               --------------------------------------------    -----------------
           PRINCIPAL                                               OTHER ANNUAL    STOCK    OPTIONS/     LTIP       ALL OTHER
            POSITION               YEAR     SALARY      BONUS      COMPENSATION    AWARD    SARS (#)    PAYOUTS    COMPENSATION
- -------------------------------------------------------------------------------------------------------------------------------
Rand M. Mueller                    1994    $130,000    $138,484            (1)(2)    --      10,000         --            --
President and CEO                  1993    $122,500    $154,000            (1)(2)    --      25,000         --            --
                                   1992
                                           $110,000                        (1)(2)    --          --         --            --
Peter J. Stouffer                  1994    $ 85,212    $ 31,309            (2)       --      15,000         --            --
VP, Engineering                    1993    $ 70,173    $ 10,674            (2)       --          --         --            --
                                   1992
                                           $ 60,000    $  2,186            (2)       --          --         --            --
Alfred J. Menozzi                  1994    $ 84,000    $ 19,478            (2)       --          --         --            --
VP, Marketing                      1993    $ 84,000    $  9,385            (2)       --          --         --            --
                                   1992
                                           $ 84,000          --            (2)       --          --         --            --
Alain Lombard                      1994    $110,067    $ 15,925            (2)       --      10,000         --            --
VP, European Operations
- -------------------------------------------------------------------------------------------------------------------------------

(1) The Company has an employment agreement with Rand W. Mueller that provides for a minimum base salary of $130,000 plus a formula bonus based on quarterly profitability and a percentage of the Company's income before taxes. The agreement, as amended, expires on May 29, 1996. Mr. Mueller's employment can be terminated only for cause.

(2) The Company provided some executives with automobiles, income tax preparation and other non-cash fringe benefits, which did not exceed ten percent of total salary and bonus.

STOCK OPTION PLAN

     The following table provides information regarding stock options granted pursuant to the Company's 1987 Stock Option Plan (the "1987 Plan") to Rand W. Mueller, the Company's President and Chief Executive Officer.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                 NUMBER OF UNEXERCISED               VALUE OF UNEXERCISED
                                                                     OPTIONS/SARS                  IN-THE-MONEY OPTIONS/SARS
                             SHARES                               AT FISCAL YEAR-END                  AT FISCAL YEAR-END
                           ACQUIRED ON         VALUE        -------------------------------     -------------------------------
         NAME              EXERCISE(#)      REALIZED($)     EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
- -------------------------------------------------------------------------------------------------------------------------------
Rand W. Mueller                  --               --           19,250             30,750          $ 60,050          $136,750
Peter J. Stouffer             2,625            6,750            9,625             15,750             5,500            13,000
Alfred J. Menozzi                --               --               --                 --                --                --
Alain Lombard                    --               --              500              9,500                --                --
- -------------------------------------------------------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In determining compensation paid to the Company's executive officers, the Compensation Committee follows compensation policies designed to align executive compensation with the Company's overall business strategy, values and stockholder interests. These policies are intended to (i) reward executives for long-term enhancement of shareholder value, (ii) motivate senior executives to achieve strategic business initiatives,

(iii) foster a performance-oriented environment that rewards individual achievement, (iv) recognize company performance compared to performance levels of comparable companies in the industry, and (v) attract and retain executives whose abilities are critical to the Company's competitiveness.

     Key components of executive compensation and the Company's present policies with respect to each are as follows:

- - BASE SALARIES are reviewed at least annually based on factors such as the individual executive's level of responsibility and position in the Company as well as informal comparisons with executives in similar positions with comparable companies in the industry;

- - CASH BONUSES are based on performance of the individual, as evaluated by the Board of Directors, and the Company, measured primarily in terms of improvement in operating profitability and return on investment.

- - STOCK OPTIONS are granted at the discretion of the Board of Directors and are intended to increase motivation toward enhancement of the Company's long-term success as measured by the Company's share price.

     It is the Company's policy to establish base salary levels for executives that are modest by industry standards while providing the potential for significant bonuses and stock option awards if warranted by the Company's performance. The Compensation Committee based 1994 executive compensation the policies described above.

     The Compensation Committee based 1994 compensation of the Company's officers on the policies described above. In particular, the salary of the Company's Chief Executive Officer, Mr. Rand Mueller, in 1994 was based on a variety of factors including an informal comparison with salaries of chief executive officers of comparable companies in the industry, Mr. Mueller's base salary levels in prior years, as well as the terms of the Company's employment agreement with Mr. Mueller. In recognition of Mr. Mueller's performance, his base salary was set at $130,000 for 1994.

                                            Jack D. Rutherford, Chairman
                                            Kenneth Mueller
                                            Marshall J. Mueller

PERFORMANCE GRAPH

     The following graph sets forth a yearly comparison of the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market and an index of peer group companies selected by the Company for the five-year period ending December 31, 1994. The graph assumes $100 invested on December 31, 1989 in Code-Alarm, Inc. Common Stock, the Nasdaq Stock Market index and the peer group index, with all dividends reinvested. The companies comprising the index of peer group companies are Audiovox Corporation, Carver Corporation, Cincinnati Microwave, Inc., Cobra Electronics Corporation, Detection systems, Inc. and Napco Security Systems, Inc.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

      MEASUREMENT PERIOD          CODE-ALARM,                    NASDAQ MARKET
    (FISCAL YEAR COVERED)            INC.         PEER GROUP         INDEX
1989                                    100.00          100.00          100.00
1990                                     23.83           37.03           81.12
1991                                     23.83           40.69          104.14
1992                                     24.87           74.06          105.16
1993                                     49.74          144.63          126.14
1994                                     36.27           74.97          132.44

CERTAIN TRANSACTIONS

     On May 27, 1992, the Company loaned $65,000 to Rand W. Mueller, the Company's President and Chief Executive Officer, on a two-year mortgage note at
7.5 percent interest per annum collateralized by a second lien on Mr. Mueller's residence. The largest aggregate balance owing on this loan during 1994 was $73,667, including accrued interest. As of April 1, 1995 the balance outstanding on the loan was $69,409, including accrued interest.

     Except as described in the previous paragraph, the Company did not make loans to its officers, directors, employees or principal shareholders during 1994, except for loans made in the ordinary course of business, such as travel advances, expense account advances, relocation advances or reasonable salary advances.

              APPROVAL OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     On March 23, 1995, the Board reappointed Coopers & Lybrand L.L.P. the independent certifying accountants for 1995. At the Annual Meeting, shareholders will be asked to approve the appointment of Coopers & Lybrand L.L.P. Representatives of the firm are expected to attend the 1995 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to shareholder questions.

   YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT
                          OF COOPERS & LYBRAND L.L.P.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of their ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any delinquent filings and failures to file such reports.

     Based solely on review of reports received by it and written representations of its incumbent directors and officers, the Company believes that during the period from January 1 to December 31, 1994, all reports applicable to its directors, officers and greater than ten percent beneficial owners were completed.

                                 OTHER BUSINESS

     The Company is not aware of any business to be acted upon at the Annual Meeting other than that which is discussed in this Proxy Statement. In the event that any other business requiring a vote of the shareholders is properly presented at the meeting, the proxy holders shall have discretionary authority to vote your shares as they deem appropriate or to abstain from voting any or all shares represented by proxy. Proxy holders shall also have discretionary authority to vote your shares as they deem appropriate or to abstain from voting any or all shares represented by proxy on other matters incident to the conduct of the meeting.

               SHAREHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

     Any shareholder proposal intended for consideration at the 1996 Annual Meeting must be received at the principal executive offices of the Company by the close of business on December 15, 1995, to be included in the Company's Proxy Statement and form of proxy. Proposals should be sent to the attention of the Secretary.

     You are encouraged to exercise your right to vote by marking the appropriate boxes, dating and signing the enclosed proxy card. It is not necessary to mark any boxes if you wish to vote in accordance with the recommendations of the Board of Directors. The proxy card may be returned in the enclosed envelope, postage paid if mailed in the United States or Canada.

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
/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                              With-   For All       2. RATIFICATION OF INDEPENDENT       For     Against     Abstain
                                     For      hold    Except           CERTIFIED PUBLIC ACCOUNTANTS.     / /       / /       / /
    1. Election of Directors         / /      / /       / /
                                                                       Proposal to ratify the appointment of
       MARSHALL J. MUELLER AND KENNETH MUELLER                         Coopers & Lybrand as independent
                                                                       certified public accountants to audit
    If you do not wish your shares voted "FOR" a particular            the books and records of the Company
    nominee, mark the "For All Except" box and strike a line           for the year ending December 31, 1995.
    through the nominee(s) name.  Your shares will be voted
    for the remaining nominee(s).                                   3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                       Your signature should appear the same as your name appears hereon.  If signing as attorney, executor, trustee or
                                                                       guardian, please indicate the capacity in which signing.
                                                                       When signing as joint tenants, all parties to the joint
                                                                       tenancy must sign.  When the proxy is given by a
                                                                       corporation, it should be signed by an authorized officer and the corporate seal affixed.

                                                                                 Mark box at right if comments or address
                                                                                 change have been noted on the reverse side   / /
                                                                                 of this card.
                                                  ------------------
    Please be sure to sign and date this Proxy.    Date
   -----------------------------------------------------------------

   ----Shareholder sign here----------------Co-owner sign here------
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                                                         CODE-ALARM, INC.
                               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CODE-ALARM, INC.

     The undersigned shareholder of CODE-ALARM, INC. (the "Company"), hereby appoints Rand W. Muller, William S. Ackett and Alan H.
Foster, or any one of them, Proxies, with full power of substitution, to vote all Common Stock of the Company standing in my name at the 1995 Annual Meeting of Shareholders of the Company to be held at the Northfield Hilton, Troy, Michigan on Tuesday, May 16, 1995
at 10:00 a.m., and at any adjournment thereof, hereby ratifying all that said Proxies or their substitutes may do by virtue hereof;
and the undersigned authorizes and instructs said Proxies to vote as indicated below.

        WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED ABOVE.  IF NO DIRECTION IS MADE, THE PROXIES WILL
VOTE THIS PROXY FOR THE ELECTION OF ALL NOMINEES FOR DIRECTORS LISTED IN ITEM 1, FOR THE APPROVAL OF ITEM 2, AND WILL USE THEIR
DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 3.  THE UNDERSIGNED RATIFIES ALL THAT THE PROXIES OR ANY ONE OF THEM OR
THEIR SUBSTITUTES MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF AND REVOKES ALL PRIOR PROXIES.

     Receipt of the Notice of said meeting and of the Proxy Statement and Annual Report of the Company for the year ended December
31, 1994 accompanying this Proxy is hereby acknowledged.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Comments/Address Change:

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